THE CHEFS’ WAREHOUSE, INC. 10-Q

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 1, 2017, by and among DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), THE CHEFS’ WAREHOUSE, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the other Loan Parties party thereto, certain Lenders party thereto and the Agent, among others, are parties to that certain Credit Agreement, dated as of June 22, 2016 (as the same may be amended by this Amendment and as otherwise amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders amend, and the Lenders party hereto (collectively, the “Second Amendment Consenting Lenders”) have agreed to so amend, the Credit Agreement in the manner set forth in Section 2 hereof;

WHEREAS, the Agent and the Second Amendment Consenting Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Loan Parties, the Second Amendment Consenting Lenders and the Agent hereby agree as follows:

a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in correct alphabetical order:

“Insurance Subsidiary” has the meaning assigned to such term in Section 6.04(s).

b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined term to read in its entirety as follows:

THE CHEFS’ WAREHOUSE, INC. 10-Q

“Excluded Subsidiary” means each of (i) Dairyland HP, so long as such entity is a single purpose real estate holding entity and an obligor under the New Markets Tax Credit Financing and (ii) any Insurance Subsidiaries (including any trust established by any such Insurance Subsidiary as grantor pursuant to applicable insurance regulations).

c) The definition of “Pledge Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the phrase “the Excluded Subsidiary” with “any Excluded Subsidiary”.

d) Section 5.09 of the Credit Agreement is hereby amended by amending and restating the first sentence thereof to read as follows:

Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable third-party carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts and against such risks (including loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, in each case, after giving effect to any self-insurance programs, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents; provided that Holdings, the Borrowers and their Subsidiaries may self-insure to the extent consistent with prudent business practice.

e) Section 5.13 of the Credit Agreement is hereby amended to replace the words “and Dairyland HP at such time that Dairyland HP no longer constitutes an Excluded Subsidiary” appearing in the first sentence of subsection (a) thereof with “and any Excluded Subsidiary at such time that it no longer constitutes an Excluded Subsidiary”.

f) Section 6.01(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g) Indebtedness (i) owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, and (ii) consisting of the financing of insurance premiums, in each case, incurred in the ordinary course of business;

g) Section 6.02 of the Credit Agreement is hereby amended to add the following new clause (s) thereto immediately prior to existing clause (s) thereof (and to make any related punctuation and grammatical changes as a result thereof):

(s) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; and

THE CHEFS’ WAREHOUSE, INC. 10-Q

h) Section 6.04 of the Credit Agreement is hereby amended to add the following new clauses (s) and (t) thereto (and to make any related punctuation and grammatical changes as a result thereof):

(s) (i) any investment in fixed income or other assets by any Subsidiary that is a so-called “captive” insurance company (each, an “Insurance Subsidiary”) in connection with its provision of insurance to Holdings, the Borrowers or any of their Subsidiaries, which investment is made in the ordinary course of business or consistent with industry practice of such Insurance Subsidiary or by reason of applicable law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Insurance Subsidiary or its business, as applicable (including, without limitation, any such investments held by a trust established by such Insurance Subsidiary as grantor pursuant to applicable insurance regulations), (ii) to the extent the same constitutes investments, insurance arrangements provided by any Insurance Subsidiary (including any trust established by any such Insurance Subsidiary as grantor pursuant to applicable insurance regulations) to Holdings or any of its Subsidiaries and (iii) investments by any Insurance Subsidiary in any trust established by such Insurance Subsidiary as grantor pursuant to applicable insurance regulations; and

(t) (i) investments in Insurance Subsidiaries in an aggregate amount not to exceed $11,750,000 (as valued at cost at the time each such investment is made) and (ii) additional investments in Insurance Subsidiaries to the extent (x) reasonably necessary (as determined in good faith by the Borrower Representative) in connection with the Insurance Subsidiaries’ providing self- insurance to the Borrowers and their Subsidiaries or (y) required by Requirements of Law in connection with the provision of such insurance; provided that the aggregate amount of any investments described in clause (ii) of this Section 6.04(t) that shall have been made in any applicable fiscal period shall be disclosed in the Financials Certificate delivered pursuant to Section
5.01(c) in respect of such fiscal period.

i) Section 6.09 of the Credit Agreement is hereby amended by amending and restating clause (c) therein to read in its entirety as follows:

(c) (i) transactions involving Insurance Subsidiaries and/or trusts established by Insurance Subsidiaries, including, without limitation, investments in Insurance Subsidiaries and/or trusts established by Insurance Subsidiaries, that are not prohibited by the terms of this Agreement and the other Loan Documents and (ii) other transactions that are expressly permitted by the terms of this Agreement and the other Loan Documents,

3. Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each Loan Party represents and warrants to the other parties hereto that the following statements are true and correct:

THE CHEFS’ WAREHOUSE, INC. 10-Q

a) each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Second Amendment Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date; and

b) as of the date hereof and immediately after giving effect to this
Amendment, no Default or Event of Default has occurred and is continuing.

4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date on which all such conditions are so satisfied is referred to herein as the “Second Amendment Date”):

a) the Agent shall have received a certificate, dated the Second Amendment Date, executed by the President, a Vice President or a Financial Officer of the Borrower Representative, certifying that, as of the Second Amendment Date, (i) that the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date; (ii) that as of the Second Amendment Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iii) this Amendment is effected in accordance with the terms of the Credit Agreement, the ABL Loan Documents and the Intercreditor Agreement;

b) Holdings and the Borrowers shall have paid to the Agent all costs and expenses due and payable under this Amendment;

c) the Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrowers, each other Loan Party, the Administrative Agent and Lenders constituting the Required Lenders; and

d) the Agent shall have received an executed copy of that certain Amendment No. 1 to Credit Agreement, dated as of the date hereof, by and among the Borrowers, JPMorgan Chase Bank, N.A., as administrative agent, the lenders party thereto and the other persons party thereto.

5. GOVERNING LAW AND WAIVER OF JURY TRIAL.

(a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law).

THE CHEFS’ WAREHOUSE, INC. 10-Q

(b) To the fullest extent permitted by applicable law, each Loan Party hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Amendment and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. Each Loan Party hereby waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.

(c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter

THE CHEFS’ WAREHOUSE, INC. 10-Q

hereof. This Amendment shall become effective on the Second Amendment Date. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

7. Reference to and Limited Effect on the Credit Agreement and the Other Loan
Documents.

a) On and after the Second Amendment Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

b) Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

c) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

d) Each Loan Party hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Credit Agreement, in each case, to the extent such Loan Party is a party thereto. In addition, each Loan Party hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the

THE CHEFS’ WAREHOUSE, INC. 10-Q

Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with the Agent or any Lender at variance with the Credit Agreement such as to require further notice by the Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Loan Parties and the Second Amendment Consenting Lenders contemplated by this Amendment. No Loan Party has any knowledge of any challenge to the Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. The Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

e) Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.

f) Each Loan Party that is not a Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

g) The parties hereto acknowledge and agree that, for all purposes under the Credit Agreement and the other Loan Documents, this Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

8. Expenses. The Borrowers and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all attorney costs.

9. Severability. Any provision of any this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability

THE CHEFS’ WAREHOUSE, INC. 10-Q

of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

11. Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.

[SIGNATURE PAGES FOLLOW]

THE CHEFS’ WAREHOUSE, INC. 10-Q

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

CHEFS' WAREHOUSE PARENT, LLC,
as a Borrower

By		/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

DAIRYLAND USA CORPORATION,
as a Borrower

By		/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

ALLEN BROTHERS 1893, LLC

By:		/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

BEL CANTO FOODS, LLC

By:		/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

CHEFS' WAREHOUSE PARENT, LLC

By:		/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

CW LV REAL ESTATE, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

DAIRYLAND USA CORPORATION

By:		/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

DEL MONTE CAPITOL MEAT COMPANY, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

MICHAEL'S FINER MEATS HOLDINGS, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

MICHAEL'S FINER MEATS, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

QZ ACQUISTION (USA), INC.

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

QZINA SPECIALTY FOODS NORTH AMERICA (USA), Inc.

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC.

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC.

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC.

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

THE CHEFS' WAREHOUSE MIDWEST, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

THE CHEFS' WAREHOUSE OF FLORIDA, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

THE CHEFS' WAREHOUSE PASTRY DIVISION, INC.

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

THE CHEFS' WAREHOUSE WEST COAST, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

THE CHEFS' WAREHOUSE, INC.

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

THE GREAT STEAKHOSUE STEAKS, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

FELLS POINT, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

FELLS POINT HOLDINGS, LLC

By:		/s/ Alexandros Aldous
Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

JEFFERIES FINANCE, LLC
as Administrative Agent and as Collateral Agent

By:		/s/ J. Paul McDonnell
J. Paul McDonnell
	Title:	Managing Director

1828 CLO Ltd.,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

A Voce CLO, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

AG Diversified Income Master Fund, L.P.,
as a Lender
By: Angelo, Gordon & Co., L.P., as Fund Advisor

By:		/s/ Maureen D'Alleva
Maureen D'Alleva
	Title:	Authorized Signatory

American General Life Insurance Company,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

American Home Assurance Company,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Annisa CLO, Ltd.,
as a Lender
By:Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:		/s/ Kevin Egan
Egan, Kevin
	Title:	Authorized Individual

Betony CLO, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Blue Cross and Blue Shield of Florida, Inc.,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Blue Hill, CLO, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

BOC Pension Investment Fund,
as a Lender
By: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Chevron Master Pension Trust,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

City of New York Group Trust,
as a Lender
By: The Comptroller of the City of New York
By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

CLC Leveraged Loan Trust,
as a Lender
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Crestline Denali CLO XIV, LTD.,
as a Lender
By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.

By:		/s/ Nicole Kouba
Nicole Kouba
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

DENALI CAPITAL CLO XI, LTD.,
as a Lender
By: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

By:		/s/ Nicole Kouba
Nicole Kouba
	Title:	Vice President

Denali Capital CLO XII, Ltd.,
as a Lender
By: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XII, LTD.

By:		/s/ Nicole Kouba
Nicole Kouba
	Title:	Vice President

Diversified Credit Portfolio Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Adviser

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

EAF ComPlan II - Private Debt,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Fortress Credit BSL II, Limited,
as a Lender
By: FC BSL II CM LLC, its collateral manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

FDF I Limited,
as a Lender
By: FDF I CM LLC, its collateral manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

FDF I Limited,
as a Lender
By: FDF I CM LLC, its collateral manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

FDF II Limited,
as a Lender
By: FDF II CM LLC, its collateral manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT BSL LIMITED,
as a Lender
By: FC BSL CM LLC, its collateral manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

Fortress Credit Opportunities VI CLO Limited,
as a Lender
By: FCO VI CLO CM LLC, its collateral manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

GGH Leveraged Loan Fund, A Series Trust of MYL Global Investment Trust,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh
Trinh, Kaitlin
	Title:	Authorized Person

Guggenheim Strategic Opportunities Fund,
as a Lender
By: Guggenheim Partners Investment Management, LLC

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Guggenheim U.S. Loan Fund II,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Guggenheim U.S. Loan Fund III,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Halcyon Loan Advisors Funding 2012-2, Ltd.,
as a Lender
By:Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:		/s/ David Martino
David Martino
	Title:	Controller

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Halcyon Loan Advisors Funding 2013-1 Ltd.,
as a Lender

By:		/s/ David Martino
David Martino
	Title:	Controller

Halcyon Loan Advisors Funding 2013-2 LTD.,
as a Lender

By:		/s/ David Martino
David Martino
	Title:	Controller

Halcyon Loan Advisors Funding 2013-2 LTD.,
as a Lender

By:		/s/ David Martino
David Martino
	Title:	Controller

Halcyon Loan Advisors Funding 2014-1, Ltd.,
as a Lender
By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:		/s/ David Martino
David Martino
	Title:	Controller

Halcyon Loan Advisors Funding 2014-2, Ltd.,
as a Lender
By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:		/s/ David Martino
David Martino
	Title:	Controller

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Halcyon Loan Advisors Funding 2014-3, Ltd.,
as a Lender
By: Halcyon Loan Advisors 2014-3 LLC as collateral manager

By:		/s/ David Martino
David Martino
	Title:	Controller

Halcyon Loan Advisors Funding 2015-1, Ltd.,
as a Lender
By: Halcyon Loan Advisors 2015-1 LLC as collateral manager

By:		/s/ David Martino
David Martino
	Title:	Controller

Halcyon Loan Advisors Funding 2015-2, Ltd.,
as a Lender
By: Halcyon Loan Advisors 2015-2 LLC as collateral manager

By:		/s/ David Martino
David Martino
	Title:	Controller

Halcyon Loan Advisors Funding 2017-1, Ltd.,
as a Lender
By: Halcyon Loan Advisors A LLC as collateral manager

By:		/s/ David Martino
David Martino
	Title:	Controller

Hamilton Finance, LLC,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Sub-Advisor

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Hildene CLO I Ltd,
as a Lender
By: CF H-BLS MANAGEMENT LLC, its Collateral Manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

Hildene CLO II Ltd,
as a Lender
By: CF H-BLS MANAGEMENT LLC, its Collateral Manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

Hildene CLO III Ltd,
as a Lender
By: CF H-BLS MANAGEMENT LLC, its Collateral Manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

Hildene CLO IV Ltd,
as a Lender
By: CF H-BLS MANAGEMENT LLC, its Collateral Manager

By:		/s/ Avraham Dreyfuss
Avraham Dreyfuss
	Title:	Chief Financial Officer

Invesco BL Fund, ltd.,
as a Lender
By: Invesco Management S.A. As Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Invesco Dynamic Credit Opportunities Fund,
as a Lender
By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Invesco Floating Rate Fund,
as a Lender
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment, Trust,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Invesco Polaris US Bank Loan Fund,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Invesco Senior Income Trust,
as a Lender
By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Invesco Senior Loan Fund,
as a Lender
By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Invesco US Senior Loans 2012, L.P.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Invesco Zodiac Funds - Invesco US Senior Loan Fund,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Ivy Apollo Multi-Asset Income Fund,
as a Lender

By:		/s/ Chad Gunther
Chad Gunther
	Title:	Sr. Vice President

Ivy Apollo Strategic Income Fund,
as a Lender

By:		/s/ Chad Gunther
Chad Gunther
	Title:	Sr. Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Ivy VIP High Income,
as a Lender

By:		/s/ Chad Gunther
Chad Gunther
	Title:	Sr. Vice President

Ivy High Income Fund,
as a Lender

By:		/s/ Chad Gunther
Chad Gunther
	Title:	Sr. Vice President

Ivy High Income Opportunities Fund,
as a Lender

By:		/s/ Chad Gunther
Chad Gunther
	Title:	Sr. Vice President

James River Insurance Company
as a Lender
By: Angelo, Gordon & Co., L.P. as Investment Manger

By:		/s/ Maureen D'Alleva
Maureen D'Alleva
	Title:	Authorized Signatory

JFIN CLO 2013 LTD.,
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:		/s/ Andrew Stern
Andrew Stern
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

JFIN CLO 2014-II LTD.,
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:		/s/ Andrew Stern
Andrew Stern
	Title:	Managing Director

JFIN CLO 2015 LTD.,
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:		/s/ Andrew Stern
Andrew Stern
	Title:	Managing Director

Jefferies Finance LLC,
as a Lender

By:		/s/ Brian Buoye
Brian Buoye
	Title:	Managing Director

JFIN MM CLO 2014 LTD.,
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:		/s/ E. Joseph Hess
E. Joseph Hess
	Title:	Managing Director

JFIN CLO 2014 LTD.,
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:		/s/ Andrew Stern
Andrew Stern
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Apex Credit CLO 2015-II LTD.,
as a Lender
By: Apex Credit Partners, its Asset Manager

By:		/s/ Andrew Stern
Andrew Stern
	Title:	Managing Director

Apex Credit CLO 2016 LTD.,
as a Lender
By: Apex Credit Partners LLC, its Asset Manager

By:		/s/ Andrew Stern
Andrew Stern
	Title:	Managing Director

Apex Credit CLO 2017 LLC
as a Lender
By: Apex Credit Partners LLC, as Asset Manager

By:		/s/ Andrew Stern
Andrew Stern
	Title:	Managing Director

JRG Reinsurance Company, Ltd.,
as a Lender
By: Angelo, Gordon & Co., L.P. as Investment Manager

By:		/s/ Maureen D'Alleva
Maureen D'Alleva
	Title:	Authorized Signatory

Kaiser Foundation Hospitals
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Kaiser Foundation Health Plan, Inc., as named fiduciary of the Kaiser Permanente Group Trust, as a Lender
By: Angelo, Gordon & Co., L.P. As Investment Manager

By:		/s/ Maureen D'Alleva
Maureen D'Alleva
	Title:	Authorized Signatory

Kaiser Permanente Group Trust,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Kapitalforeningen Investin Pro, US Leveraged Loans I,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC
as a Lender

By:		/s/ William P. McLoughlin
William P. McLoughlin
	Title:	Senior Vice President, Authorized Signatory

Lexington Insurance Company,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Limerock CLO II, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Limerock CLO III, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Linde Pension Plan Trust,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

MidOcean Credit CLO II,
as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:		/s/ Jim Wiant
Jim Wiant
	Title:	Managing Director

MidOcean Credit CLO III,
as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:		/s/ Jim Wiant
Jim Wiant
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

MidOcean Credit CLO IV,
as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:		/s/ Jim Wiant
Jim Wiant
	Title:	Managing Director

MidOcean Credit CLO V,
as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:		/s/ Jim Wiant
Jim Wiant
	Title:	Managing Director

MidOcean Credit CLO VI,
as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:		/s/ Jim Wiant
Jim Wiant
	Title:	Managing Director

National Union Fire Insurance Company of Pittsburgh, Pa.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

North End CLO, Ltd,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

NORTHWOODS CAPITAL X, LIMITED,
as a Lender
By: Angelo, Gordon & Co., LP as Collateral Manager

By:		/s/ Maureen D'Alleva
Maureen D'Alleva
	Title:	Authorized Signatory

NORTHWOODS CAPITAL XI, LIMITED,
as a Lender
By: Angelo, Gordon & Co., LP as Collateral Manager

By:		/s/ Maureen D'Alleva
Maureen D'Alleva
	Title:	Authorized Signatory

NORTHWOODS CAPITAL XII, LIMITED,
as a Lender
By: Angelo, Gordon & Co., LP as Collateral Manager

By:		/s/ Maureen D'Alleva
Maureen D'Alleva
	Title:	Authorized Signatory

NORTHWOODS CAPITAL XIV, LIMITED,
as a Lender
By: Angelo, Gordon & Co., LP as Collateral Manager

By:		/s/ Maureen D'Alleva
Maureen D'Alleva
	Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

PensionDanmark Pensionsforsikringsaktieselskab,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Recette CLO, Ltd.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan
Egan, Kevin
	Title:	Authorized Individual

Riserva CLO, Ltd,
as a Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:		/s/ Kevin Egan
Egan, Kevin
	Title:	Authorized Individual

Salem Fields CLO, Ltd.,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Ivy Global Investors High Income Fund,
as a Lender

By:		/s/ Chad Gunther
Chad Gunther
	Title:	Sr. Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Sentry Insurance a Mutual Company
as a Lender
By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Seven Sticks CLO Ltd.,
as a Lender
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Shriners Hospitals for Children,
as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Sonoma County Employee's Retirement Association,
as a Lender
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:		/s/ Katilin Trinh
Katilin Trinh
	Title:	Authorized Person

Steele Creek CLO 2014-1, LTD.,
as a Lender
By: Steele Creek Investment Management LLC

By:		/s/ Michael Audino
Michael Audino
	Title:	Senior Analyst

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Steele Creek CLO 2015-1, LTD.,
as a Lender

By:		/s/ Michael Audino
Michael Audino
	Title:	Senior Analyst

Steele Creek CLO 2016-1, LTD.,
as a Lender

By:		/s/ Michael Audino
Michael Audino
	Title:	Senior Analyst

Swiss capital Pro Loan III Plc,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Swiss Capital Pro Loan V Plc,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

Swiss capital Pro Loan VIII Plc,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

The City of New York Group Trust,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

The Society Incorporated By Lloyd's Act 1871 By The Name of Lloyd's
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

The United States Life Insurance Company in the City of New York
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

The Variable Annuity Life Insurance Company,
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
Kevin Egan
	Title:	Authorized Individual

Trinity Health Corporation
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh
Kaitlin Trinh
	Title:	Authorized Person

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

Upland CLO, LTD.,
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan
Egan, Kevin
	Title:	Authorized Individual

VENTURE XII CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XIII CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XIV CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XIX CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

VENTURE XV CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XVI CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XVII CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XVIII CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XX CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

VENTURE XXI CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XXII CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XXIII CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XXIV CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

VENTURE XXV CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC. 10-Q

VENTURE XXVIII CLO, Limited.,
as a Lender
By: its investment advisor MJX Venture Management LLC

By:		/s/ John Calaba
John Calaba
	Title:	Managing Director

Waddell & Reed Advisors High Income Fund,
as a Lender

By:		/s/ Chad Gunther
Chad Gunther
	Title:	Sr. Vice President

Wellfleet CLO 2016-1, Ltd.,
as a Lender

By:		/s/ Dennis Talley
Dennis Talley
	Title:	Portfolio Manager

Wellfleet CLO 2016-2, Ltd.,
as a Lender

By:		/s/ Dennis Talley
Dennis Talley
	Title:	Portfolio Manager

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]